                                                                    Exhibit 99.1
                                                                    ------------

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Amendment No. 1 to Annual Report on
Form 10-KSB/A of Levcor International, Inc. (the "Company") for the year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Levinson, the principal executive officer and principal financial officer certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Robert A. Levinson
    ----------------------
     Name: Robert A. Levinson
     Title: principal executive officer and principal financial officer


December 18, 2002

















                                      -49-